Exhibit 24(b)(9)(iv)

	KIEWIT MUTUAL FUND
	 MONEY MARKET PORTFOLIO


	ADMINISTRATIVE SERVICES AGREEMENT



		AGREEMENT made this 19th day of February, 1997, by and between KIEWIT MUTUAL FUND, a Delaware Business Trust (the
"Fund"), on behalf of Money Market Portfolio (the "Portfolio"), a separate series of the Fund, and KIEWIT INVESTMENT MANAGEMENT
CORP., a Delaware corporation ("KIM").

		WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940 for the purposes of investing and reinvesting its assets in securities, as set forth in its Registration Statement under the Investment Company Act of 1940 and the Securities Act of 1933, as heretofore amended and supplemented;

		WHEREAS, the Portfolio, as a separate series of the Fund, desires to avail itself of the services, assistance and facilities of an administrator and to have an administrator perform various administrative and other services for it; and

		WHEREAS, KIM desires to provide such services to the Portfolio.

		NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

		1.	Employment of the Administrator.  The Fund hereby
employs KIM to supervise the administrative affairs of the Portfolio, subject to the direction of the board of trustees and the officers of the Fund on the terms hereinafter set forth. KIM hereby accepts such employment and agrees to render the services described herein for the compensation herein provided.

		2.	Services to be Provided by KIM.

		A.	KIM shall supervise the administrative affairs of
the Fund as they pertain to the Portfolio. Specifically, KIM shall:

			(1)	supervise the services provided to the Fund
for the benefit of the Portfolio by the
Portfolio's custodian, transfer and dividend disbursing agent, printers, insurance carriers (as well as agents and brokers), independent accountants, legal counsel and other persons who provide services to the Fund for the benefit of the Portfolio;

			(2)	assist the Fund to comply with the provisions
of applicable federal, state, local and
foreign securities, tax, organizational and other laws that (i) govern the business of the Fund in respect of the Portfolio (except those that govern investment of the Portfolio's assets), (ii) regulate the offering of the Portfolio's shares and
(iii) provide for the taxation of the
Portfolio;

			(3)	provide the shareholders of the Portfolio
with such information regarding the operation and affairs of the Portfolio, and their investment in its shares, as they or the Fund may reasonably request;

			(4)	assist the Portfolio to conduct meetings of
its shareholders if and when called by the board of trustees of the Fund;

			(5)	furnish such information as the board of
trustees of the Fund may require regarding any investment company in whose shares the Portfolio may invest; and

			(6)	provide such other administrative services
for the benefit of the Portfolio as the board of trustees may reasonably request.

		B.	In carrying out its responsibilities under Section
A herein, to the extent KIM deems necessary or desirable and at the expense of the Portfolio, KIM shall be entitled to consult with, and obtain the assistance of, the persons described in Section A, paragraph (1) herein who provide services to the Fund.

		C.	KIM, at its own expense, shall provide the Fund
with such office facilities and equipment as may be necessary to conduct the administrative affairs of the Fund in respect of the Portfolio.

		3.	Expenses of the Fund.  It is understood that the
Portfolio will pay all of its own expenses incurred to conduct its administrative affairs.

		4.	Compensation of KIM.  For the services to be
rendered by KIM as provided in Section 2 of this Agreement, the Portfolio shall pay to KIM, at the end of each month, a fee equal to one-twelfth of 0.02 percent of the average daily net assets of the Portfolio during the month. If this Agreement is terminated prior to the end of any month, the fee for such month shall be prorated.

		5.	Activities of KIM.  The services of KIM to the
Fund or in respect of the Portfolio are not to be deemed exclusive, and KIM shall be free to render similar services to others as long as its services to the Fund or in respect of the Portfolio are not impaired thereby.

		6.	Liability of KIM.  No provision of this Agreement
shall be deemed to protect KIM against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

		7.	Duration and Termination.

		A.	This Agreement shall become effective on the date
written below, provided that prior to such date it shall have been approved by the board of trustees of the Fund, and shall continue in effect until terminated by the Fund or KIM on 60 days' written notice to the other.

		B.	Any notice under this Agreement shall be given in
writing addressed and delivered, or mailed post-paid, to the other party at the principal business office of such party.

		8.	Severability.  If any provision of this Agreement
shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

		9.	Governing Law.  This Agreement shall be governed
by and construed in accordance with the laws of the State of Delaware.


		IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective on the 19th day of February, 1997.


KIEWIT MUTUAL FUND                 KIEWIT INVESTMENT MANAGEMENT
							CORP.


By:/s/ Ann C. McCulloch    		By:/s/ Ann C. McCulloch
	 Chairman, President				     President
	 and Trustee



	KIEWIT MUTUAL FUND
	 SHORT-TERM GOVERNMENT PORTFOLIO


	ADMINISTRATIVE SERVICES AGREEMENT



		AGREEMENT made this 19th day of February, 1997, by and between KIEWIT MUTUAL FUND, a Delaware Business Trust (the
"Fund"), on behalf of Short-Term Government Portfolio (the
"Portfolio"), a separate series of the Fund, and KIEWIT
INVESTMENT MANAGEMENT CORP., a Delaware corporation ("KIM").

		WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940 for the purposes of investing and reinvesting its assets in securities, as set forth in its Registration Statement under the Investment Company Act of 1940 and the Securities Act of 1933, as heretofore amended and supplemented;

		WHEREAS, the Portfolio, as a separate series of the Fund, desires to avail itself of the services, assistance and facilities of an administrator and to have an administrator perform various administrative and other services for it; and

		WHEREAS, KIM desires to provide such services to the Portfolio.

		NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

		1.	Employment of the Administrator.  The Fund hereby
employs KIM to supervise the administrative affairs of the Portfolio, subject to the direction of the board of trustees and the officers of the Fund on the terms hereinafter set forth. KIM hereby accepts such employment and agrees to render the services described herein for the compensation herein provided.

		2.	Services to be Provided by KIM.

		A.	KIM shall supervise the administrative affairs of
the Fund as they pertain to the Portfolio. Specifically, KIM shall:

			(1)	supervise the services provided to the Fund
for the benefit of the Portfolio by the
Portfolio's custodian, transfer and dividend disbursing agent, printers, insurance carriers (as well as agents and brokers), independent accountants, legal counsel and other persons who provide services to the Fund for the benefit of the Portfolio;

			(2)	assist the Fund to comply with the provisions
of applicable federal, state, local and
foreign securities, tax, organizational and other laws that (i) govern the business of the Fund in respect of the Portfolio (except those that govern investment of the Portfolio's assets), (ii) regulate the offering of the Portfolio's shares and
(iii) provide for the taxation of the
Portfolio;

			(3)	provide the shareholders of the Portfolio
with such information regarding the operation and affairs of the Portfolio, and their investment in its shares, as they or the Fund may reasonably request;

			(4)	assist the Portfolio to conduct meetings of
its shareholders if and when called by the board of trustees of the Fund;

			(5)	furnish such information as the board of
trustees of the Fund may require regarding any investment company in whose shares the Portfolio may invest; and

			(6)	provide such other administrative services
for the benefit of the Portfolio as the board of trustees may reasonably request.

		B.	In carrying out its responsibilities under Section
A herein, to the extent KIM deems necessary or desirable and at the expense of the Portfolio, KIM shall be entitled to consult with, and obtain the assistance of, the persons described in Section A, paragraph (1) herein who provide services to the Fund.

		C.	KIM, at its own expense, shall provide the Fund
with such office facilities and equipment as may be necessary to conduct the administrative affairs of the Fund in respect of the Portfolio.

		3.	Expenses of the Fund.  It is understood that the
Portfolio will pay all of its own expenses incurred to conduct its administrative affairs.

		4.	Compensation of KIM.  For the services to be
rendered by KIM as provided in Section 2 of this Agreement, the Portfolio shall pay to KIM, at the end of each month, a fee equal to one-twelfth of 0.02 percent of the average daily net assets of the Portfolio during the month. If this Agreement is terminated prior to the end of any month, the fee for such month shall be prorated.

		5.	Activities of KIM.  The services of KIM to the
Fund or in respect of the Portfolio are not to be deemed exclusive, and KIM shall be free to render similar services to others as long as its services to the Fund or in respect of the Portfolio are not impaired thereby.

		6.	Liability of KIM.  No provision of this Agreement
shall be deemed to protect KIM against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

		7.	Duration and Termination.

		A.	This Agreement shall become effective on the date
written below, provided that prior to such date it shall have been approved by the board of trustees of the Fund, and shall continue in effect until terminated by the Fund or KIM on 60 days' written notice to the other.

		B.	Any notice under this Agreement shall be given in
writing addressed and delivered, or mailed post-paid, to the other party at the principal business office of such party.

		8.	Severability.  If any provision of this Agreement
shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

		9.	Governing Law.  This Agreement shall be governed
by and construed in accordance with the laws of the State of Delaware.


		IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective on the 19th day of February, 1997.


KIEWIT MUTUAL FUND                 KIEWIT INVESTMENT MANAGEMENT
							CORP.


By:/s/ Ann C. McCulloch    		By:/s/ Ann C. McCulloch
	 Chairman, President				     President
	 and Trustee



	KIEWIT MUTUAL FUND
	 INTERMEDIATE-TERM BOND PORTFOLIO


	ADMINISTRATIVE SERVICES AGREEMENT



		AGREEMENT made this 19th day of February, 1997, by and between KIEWIT MUTUAL FUND, a Delaware Business Trust (the
"Fund"), on behalf of Intermediate-Term Bond Portfolio (the
"Portfolio"), a separate series of the Fund, and KIEWIT
INVESTMENT MANAGEMENT CORP., a Delaware corporation ("KIM").

		WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940 for the purposes of investing and reinvesting its assets in securities, as set forth in its Registration Statement under the Investment Company Act of 1940 and the Securities Act of 1933, as heretofore amended and supplemented;

		WHEREAS, the Portfolio, as a separate series of the Fund, desires to avail itself of the services, assistance and facilities of an administrator and to have an administrator perform various administrative and other services for it; and

		WHEREAS, KIM desires to provide such services to the Portfolio.

		NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

		1.	Employment of the Administrator.  The Fund hereby
employs KIM to supervise the administrative affairs of the Portfolio, subject to the direction of the board of trustees and the officers of the Fund on the terms hereinafter set forth. KIM hereby accepts such employment and agrees to render the services described herein for the compensation herein provided.

		2.	Services to be Provided by KIM.

		A.	KIM shall supervise the administrative affairs of
the Fund as they pertain to the Portfolio. Specifically, KIM shall:

			(1)	supervise the services provided to the Fund
for the benefit of the Portfolio by the
Portfolio's custodian, transfer and dividend disbursing agent, printers, insurance carriers (as well as agents and brokers), independent accountants, legal counsel and other persons who provide services to the Fund for the benefit of the Portfolio;

			(2)	assist the Fund to comply with the provisions
of applicable federal, state, local and
foreign securities, tax, organizational and other laws that (i) govern the business of the Fund in respect of the Portfolio (except those that govern investment of the Portfolio's assets), (ii) regulate the offering of the Portfolio's shares and
(iii) provide for the taxation of the
Portfolio;

			(3)	provide the shareholders of the Portfolio
with such information regarding the operation and affairs of the Portfolio, and their investment in its shares, as they or the Fund may reasonably request;

			(4)	assist the Portfolio to conduct meetings of
its shareholders if and when called by the board of trustees of the Fund;

			(5)	furnish such information as the board of
trustees of the Fund may require regarding any investment company in whose shares the Portfolio may invest; and

			(6)	provide such other administrative services
for the benefit of the Portfolio as the board of trustees may reasonably request.

		B.	In carrying out its responsibilities under Section
A herein, to the extent KIM deems necessary or desirable and at the expense of the Portfolio, KIM shall be entitled to consult with, and obtain the assistance of, the persons described in Section A, paragraph (1) herein who provide services to the Fund.

		C.	KIM, at its own expense, shall provide the Fund
with such office facilities and equipment as may be necessary to conduct the administrative affairs of the Fund in respect of the Portfolio.

		3.	Expenses of the Fund.  It is understood that the
Portfolio will pay all of its own expenses incurred to conduct its administrative affairs.

		4.	Compensation of KIM.  For the services to be
rendered by KIM as provided in Section 2 of this Agreement, the Portfolio shall pay to KIM, at the end of each month, a fee equal to one-twelfth of 0.02 percent of the average daily net assets of the Portfolio during the month. If this Agreement is terminated prior to the end of any month, the fee for such month shall be prorated.

		5.	Activities of KIM.  The services of KIM to the
Fund or in respect of the Portfolio are not to be deemed exclusive, and KIM shall be free to render similar services to others as long as its services to the Fund or in respect of the Portfolio are not impaired thereby.

		6.	Liability of KIM.  No provision of this Agreement
shall be deemed to protect KIM against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

		7.	Duration and Termination.

		A.	This Agreement shall become effective on the date
written below, provided that prior to such date it shall have been approved by the board of trustees of the Fund, and shall continue in effect until terminated by the Fund or KIM on 60 days' written notice to the other.

		B.	Any notice under this Agreement shall be given in
writing addressed and delivered, or mailed post-paid, to the other party at the principal business office of such party.

		8.	Severability.  If any provision of this Agreement
shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

		9.	Governing Law.  This Agreement shall be governed
by and construed in accordance with the laws of the State of Delaware.


		IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective on the 19th day of February, 1997.


KIEWIT MUTUAL FUND                 KIEWIT INVESTMENT MANAGEMENT
							CORP.


By:/s/ Ann C. McCulloch    		By:/s/ Ann C. McCulloch
	 Chairman, President				     President
	 and Trustee



	KIEWIT MUTUAL FUND
	 TAX EXEMPT PORTFOLIO


	ADMINISTRATIVE SERVICES AGREEMENT



		AGREEMENT made this 19th day of February, 1997, by and between KIEWIT MUTUAL FUND, a Delaware Business Trust (the
"Fund"), on behalf of Tax Exempt Portfolio (the "Portfolio"), a separate series of the Fund, and KIEWIT INVESTMENT MANAGEMENT
CORP., a Delaware corporation ("KIM").

		WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940 for the purposes of investing and reinvesting its assets in securities, as set forth in its Registration Statement under the Investment Company Act of 1940 and the Securities Act of 1933, as heretofore amended and supplemented;

		WHEREAS, the Portfolio, as a separate series of the Fund, desires to avail itself of the services, assistance and facilities of an administrator and to have an administrator perform various administrative and other services for it; and

		WHEREAS, KIM desires to provide such services to the Portfolio.

		NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

		1.	Employment of the Administrator.  The Fund hereby
employs KIM to supervise the administrative affairs of the Portfolio, subject to the direction of the board of trustees and the officers of the Fund on the terms hereinafter set forth. KIM hereby accepts such employment and agrees to render the services described herein for the compensation herein provided.

		2.	Services to be Provided by KIM.

		A.	KIM shall supervise the administrative affairs of
the Fund as they pertain to the Portfolio. Specifically, KIM shall:

			(1)	supervise the services provided to the Fund
for the benefit of the Portfolio by the
Portfolio's custodian, transfer and dividend disbursing agent, printers, insurance carriers (as well as agents and brokers), independent accountants, legal counsel and other persons who provide services to the Fund for the benefit of the Portfolio;

			(2)	assist the Fund to comply with the provisions
of applicable federal, state, local and
foreign securities, tax, organizational and other laws that (i) govern the business of the Fund in respect of the Portfolio (except those that govern investment of the Portfolio's assets), (ii) regulate the offering of the Portfolio's shares and
(iii) provide for the taxation of the
Portfolio;

			(3)	provide the shareholders of the Portfolio
with such information regarding the operation and affairs of the Portfolio, and their investment in its shares, as they or the Fund may reasonably request;

			(4)	assist the Portfolio to conduct meetings of
its shareholders if and when called by the board of trustees of the Fund;

			(5)	furnish such information as the board of
trustees of the Fund may require regarding any investment company in whose shares the Portfolio may invest; and

			(6)	provide such other administrative services
for the benefit of the Portfolio as the board of trustees may reasonably request.

		B.	In carrying out its responsibilities under Section
A herein, to the extent KIM deems necessary or desirable and at the expense of the Portfolio, KIM shall be entitled to consult with, and obtain the assistance of, the persons described in Section A, paragraph (1) herein who provide services to the Fund.

		C.	KIM, at its own expense, shall provide the Fund
with such office facilities and equipment as may be necessary to conduct the administrative affairs of the Fund in respect of the Portfolio.

		3.	Expenses of the Fund.  It is understood that the
Portfolio will pay all of its own expenses incurred to conduct its administrative affairs.

		4.	Compensation of KIM.  For the services to be
rendered by KIM as provided in Section 2 of this Agreement, the Portfolio shall pay to KIM, at the end of each month, a fee equal to one-twelfth of 0.02 percent of the average daily net assets of the Portfolio during the month. If this Agreement is terminated prior to the end of any month, the fee for such month shall be prorated.

		5.	Activities of KIM.  The services of KIM to the
Fund or in respect of the Portfolio are not to be deemed exclusive, and KIM shall be free to render similar services to others as long as its services to the Fund or in respect of the Portfolio are not impaired thereby.

		6.	Liability of KIM.  No provision of this Agreement
shall be deemed to protect KIM against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

		7.	Duration and Termination.

		A.	This Agreement shall become effective on the date
written below, provided that prior to such date it shall have been approved by the board of trustees of the Fund, and shall continue in effect until terminated by the Fund or KIM on 60 days' written notice to the other.

		B.	Any notice under this Agreement shall be given in
writing addressed and delivered, or mailed post-paid, to the other party at the principal business office of such party.

		8.	Severability.  If any provision of this Agreement
shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

		9.	Governing Law.  This Agreement shall be governed
by and construed in accordance with the laws of the State of Delaware.


		IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective on the 19th day of February, 1997.


KIEWIT MUTUAL FUND                 KIEWIT INVESTMENT MANAGEMENT
							CORP.


By:/s/ Ann C. McCulloch    		By:/s/ Ann C. McCulloch
	 Chairman, President				     President
	 and Trustee



	KIEWIT MUTUAL FUND
	 EQUITY PORTFOLIO


	ADMINISTRATIVE SERVICES AGREEMENT



		AGREEMENT made this 19th day of February, 1997, by and between KIEWIT MUTUAL FUND, a Delaware Business Trust (the
"Fund"), on behalf of Equity Portfolio (the "Portfolio"), a separate series of the Fund, and KIEWIT INVESTMENT MANAGEMENT
CORP., a Delaware corporation ("KIM").

		WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940 for the purposes of investing and reinvesting its assets in securities, as set forth in its Registration Statement under the Investment Company Act of 1940 and the Securities Act of 1933, as heretofore amended and supplemented;

		WHEREAS, the Portfolio, as a separate series of the Fund, desires to avail itself of the services, assistance and facilities of an administrator and to have an administrator perform various administrative and other services for it; and

		WHEREAS, KIM desires to provide such services to the Portfolio.

		NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

		1.	Employment of the Administrator.  The Fund hereby
employs KIM to supervise the administrative affairs of the Portfolio, subject to the direction of the board of trustees and the officers of the Fund on the terms hereinafter set forth. KIM hereby accepts such employment and agrees to render the services described herein for the compensation herein provided.

		2.	Services to be Provided by KIM.

		A.	KIM shall supervise the administrative affairs of
the Fund as they pertain to the Portfolio. Specifically, KIM shall:

			(1)	supervise the services provided to the Fund
for the benefit of the Portfolio by the
Portfolio's custodian, transfer and dividend disbursing agent, printers, insurance carriers (as well as agents and brokers), independent accountants, legal counsel and other persons who provide services to the Fund for the benefit of the Portfolio;

			(2)	assist the Fund to comply with the provisions
of applicable federal, state, local and
foreign securities, tax, organizational and other laws that (i) govern the business of the Fund in respect of the Portfolio (except those that govern investment of the Portfolio's assets), (ii) regulate the offering of the Portfolio's shares and
(iii) provide for the taxation of the
Portfolio;

			(3)	provide the shareholders of the Portfolio
with such information regarding the operation and affairs of the Portfolio, and their investment in its shares, as they or the Fund may reasonably request;

			(4)	assist the Portfolio to conduct meetings of
its shareholders if and when called by the board of trustees of the Fund;

			(5)	furnish such information as the board of
trustees of the Fund may require regarding any investment company in whose shares the Portfolio may invest; and

			(6)	provide such other administrative services
for the benefit of the Portfolio as the board of trustees may reasonably request.

		B.	In carrying out its responsibilities under Section
A herein, to the extent KIM deems necessary or desirable and at the expense of the Portfolio, KIM shall be entitled to consult with, and obtain the assistance of, the persons described in Section A, paragraph (1) herein who provide services to the Fund.

		C.	KIM, at its own expense, shall provide the Fund
with such office facilities and equipment as may be necessary to conduct the administrative affairs of the Fund in respect of the Portfolio.

		3.	Expenses of the Fund.  It is understood that the
Portfolio will pay all of its own expenses incurred to conduct its administrative affairs.

		4.	Compensation of KIM.  For the services to be
rendered by KIM as provided in Section 2 of this Agreement, the Portfolio shall pay to KIM, at the end of each month, a fee equal to one-twelfth of 0.02 percent of the average daily net assets of the Portfolio during the month. If this Agreement is terminated prior to the end of any month, the fee for such month shall be prorated.

		5.	Activities of KIM.  The services of KIM to the
Fund or in respect of the Portfolio are not to be deemed exclusive, and KIM shall be free to render similar services to others as long as its services to the Fund or in respect of the Portfolio are not impaired thereby.

		6.	Liability of KIM.  No provision of this Agreement
shall be deemed to protect KIM against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

		7.	Duration and Termination.

		A.	This Agreement shall become effective on the date
written below, provided that prior to such date it shall have been approved by the board of trustees of the Fund, and shall continue in effect until terminated by the Fund or KIM on 60 days' written notice to the other.

		B.	Any notice under this Agreement shall be given in
writing addressed and delivered, or mailed post-paid, to the other party at the principal business office of such party.

		8.	Severability.  If any provision of this Agreement
shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

		9.	Governing Law.  This Agreement shall be governed
by and construed in accordance with the laws of the State of Delaware.


		IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective on the 19th day of February, 1997.


KIEWIT MUTUAL FUND                 KIEWIT INVESTMENT MANAGEMENT
							CORP.


By:/s/ Ann C. McCulloch    		By:/s/ Ann C. McCulloch
	 Chairman, President				     President
	 and Trustee



	KIEWIT MUTUAL FUND
	 GOVERNMENT MONEY MARKET PORTFOLIO


	ADMINISTRATIVE SERVICES AGREEMENT



		AGREEMENT made this 19th day of February, 1997, by and between KIEWIT MUTUAL FUND, a Delaware Business Trust (the
"Fund"), on behalf of Government Money Market Portfolio (the
"Portfolio"), a separate series of the Fund, and KIEWIT
INVESTMENT MANAGEMENT CORP., a Delaware corporation ("KIM").

		WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940 for the purposes of investing and reinvesting its assets in securities, as set forth in its Registration Statement under the Investment Company Act of 1940 and the Securities Act of 1933, as heretofore amended and supplemented;

		WHEREAS, the Portfolio, as a separate series of the Fund, desires to avail itself of the services, assistance and facilities of an administrator and to have an administrator perform various administrative and other services for it; and

		WHEREAS, KIM desires to provide such services to the Portfolio.

		NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

		1.	Employment of the Administrator.  The Fund hereby
employs KIM to supervise the administrative affairs of the Portfolio, subject to the direction of the board of trustees and the officers of the Fund on the terms hereinafter set forth. KIM hereby accepts such employment and agrees to render the services described herein for the compensation herein provided.

		2.	Services to be Provided by KIM.

		A.	KIM shall supervise the administrative affairs of
the Fund as they pertain to the Portfolio. Specifically, KIM shall:

			(1)	supervise the services provided to the Fund
for the benefit of the Portfolio by the
Portfolio's custodian, transfer and dividend disbursing agent, printers, insurance carriers (as well as agents and brokers), independent accountants, legal counsel and other persons who provide services to the Fund for the benefit of the Portfolio;

			(2)	assist the Fund to comply with the provisions
of applicable federal, state, local and
foreign securities, tax, organizational and other laws that (i) govern the business of the Fund in respect of the Portfolio (except those that govern investment of the Portfolio's assets), (ii) regulate the offering of the Portfolio's shares and
(iii) provide for the taxation of the
Portfolio;

			(3)	provide the shareholders of the Portfolio
with such information regarding the operation and affairs of the Portfolio, and their investment in its shares, as they or the Fund may reasonably request;

			(4)	assist the Portfolio to conduct meetings of
its shareholders if and when called by the board of trustees of the Fund;

			(5)	furnish such information as the board of
trustees of the Fund may require regarding any investment company in whose shares the Portfolio may invest; and

			(6)	provide such other administrative services
for the benefit of the Portfolio as the board of trustees may reasonably request.

		B.	In carrying out its responsibilities under Section
A herein, to the extent KIM deems necessary or desirable and at the expense of the Portfolio, KIM shall be entitled to consult with, and obtain the assistance of, the persons described in Section A, paragraph (1) herein who provide services to the Fund.

		C.	KIM, at its own expense, shall provide the Fund
with such office facilities and equipment as may be necessary to conduct the administrative affairs of the Fund in respect of the Portfolio.

		3.	Expenses of the Fund.  It is understood that the
Portfolio will pay all of its own expenses incurred to conduct its administrative affairs.

		4.	Compensation of KIM.  For the services to be
rendered by KIM as provided in Section 2 of this Agreement, the Portfolio shall pay to KIM, at the end of each month, a fee equal to one-twelfth of 0.02 percent of the average daily net assets of the Portfolio during the month. If this Agreement is terminated prior to the end of any month, the fee for such month shall be prorated.

		5.	Activities of KIM.  The services of KIM to the
Fund or in respect of the Portfolio are not to be deemed exclusive, and KIM shall be free to render similar services to others as long as its services to the Fund or in respect of the Portfolio are not impaired thereby.

		6.	Liability of KIM.  No provision of this Agreement
shall be deemed to protect KIM against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

		7.	Duration and Termination.

		A.	This Agreement shall become effective on the date
written below, provided that prior to such date it shall have been approved by the board of trustees of the Fund, and shall continue in effect until terminated by the Fund or KIM on 60 days' written notice to the other.

		B.	Any notice under this Agreement shall be given in
writing addressed and delivered, or mailed post-paid, to the other party at the principal business office of such party.

		8.	Severability.  If any provision of this Agreement
shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

		9.	Governing Law.  This Agreement shall be governed
by and construed in accordance with the laws of the State of Delaware.


		IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective on the 19th day of February, 1997.


KIEWIT MUTUAL FUND                 KIEWIT INVESTMENT MANAGEMENT
							CORP.


By:/s/ Ann C. McCulloch    		By:/s/ Ann C. McCulloch
	 Chairman, President				     President
	 and Trustee